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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                Date of report (date of earliest event reported):

                                DECEMBER 21, 2000


                             MACK-CALI REALTY, L.P.
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             (Exact name of Registrant as specified in its charter)


                                    DELAWARE
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                 (State or other jurisdiction of incorporation)


          333-57103                                     22-3315804
    ------------------------                        ------------------
    (Commission File No.)                           (I.R.S. Employer
                                                    Identification No.)


                  11 COMMERCE DRIVE, CRANFORD, NEW JERSEY 07016
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               (Address of Principal Executive Offices) (Zip Code)


                                 (908) 272-8000
                                 --------------
              (Registrant's telephone number, including area code)


                                       N/A
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          (Former Name of Former Address, if Changed Since Last Report)

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ITEM 5. OTHER EVENTS

      On December 21, 2000, Mack-Cali Realty, L.P. closed the sale of
$15 million of senior unsecured notes. The notes were priced on December 6, 2000 at 253 basis points over the then 10-year treasury rate of 5.305 percent, mature December 15, 2010 and bear interest at 7.835 percent. Mack-Cali
Realty, L.P. utilized the proceeds from the issuance to reduce outstanding borrowings on its revolving credit facilities. In connection with the foregoing, Mack-Cali Realty, L.P. hereby files the following documents.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

      (c)  Exhibits.

      EXHIBIT                       DOCUMENT

      1.1 Underwriting Agreement dated December 21, 2000, by and among Mack-Cali Realty, L.P., Mack-Cali Realty Corporation and First Union Securities, Inc.

      4.1 Indenture dated as of March 16, 1999, by and among Mack-Cali Realty, L.P., as issuer, Mack-Cali Realty Corporation, as guarantor, and Wilmington Trust Company, as trustee (filed as Exhibit 4.1 to Mack-Cali Realty, L.P.'s Form 8-K dated March 16, 1999 and incorporated herein by reference).

      4.2 Supplemental Indenture No. 3 dated as of December 21, 2000, by and among Mack-Cali Realty, L.P., as issuer, and Wilmington Trust Company, as trustee.

      4.3                     Form of 7.835% Note due 2010.

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                                 SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              MACK-CALI REALTY, L.P.

                              By:   Mack-Cali Realty Corporation,
                                    its general partner


Date:  December 22, 2000            By: /s/ Roger W. Thomas
                                        ----------------------------------------
                                        Roger W. Thomas
                                        Executive Vice President, General
                                        Counsel and Secretary

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                                  EXHIBIT INDEX

      EXHIBIT                       DOCUMENT

      1.1 Underwriting Agreement dated December 21, 2000, by and among Mack-Cali Realty, L.P., Mack-Cali Realty Corporation and First Union Securities, Inc.

      4.1 Indenture dated as of March 16, 1999, by and among Mack-Cali Realty, L.P., as issuer, Mack-Cali Realty Corporation, as guarantor, and Wilmington Trust Company, as trustee (filed as Exhibit 4.1 to Mack-Cali Realty, L.P.'s Form 8-K dated March 16, 1999 and incorporated herein by reference).

      4.2 Supplemental Indenture No. 3 dated as of December 21, 2000, by and among Mack-Cali Realty, L.P., as issuer, and Wilmington Trust Company, as trustee.

      4.3                     Form of 7.835% Note due 2010.